ETF Opportunities Trust 485BPOS

Exhibit 99.(e)(19)

SIXTEENTH AMENDMENT TO

ETF DISTRIBUTION AGREEMENT

This sixteenth amendment (“Amendment”) to the ETF distribution agreement (the “Agreement”) dated as of September 30, 2021, between ETF Opportunities Trust (the “Trust”) and Foreside Fund Services, LLC (together with the Trust, the “Parties”) is made effective as of September 24, 2025.

WHEREAS, the Parties desire to amend the Agreement to replace Exhibit A.

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.	Exhibit A of the Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

3.	Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers.

ETF OPPORTUNITIES TRUST		FORESIDE FUND SERVICES, LLC

By:		By:
	David A. Bogaert, President		Teresa Cowan President
Date:	September 24, 2025	Date:	9.26.25

EXHIBIT A

1.	American Conservative Values ETF
2.	American Conservative Values Small-Cap ETF
3.	Applied Finance Valuation Large Cap ETF
4.	Formidable ETF
5.	Formidable Dividend and Income ETF
6.	Formidable Fortress ETF
7.	Kingsbarn Tactical Bond ETF
8.	Kingsbarn Dividend Opportunity Fund
9.	WealthTrust DBS Long Term Growth ETF
10.	Cultivar ETF
11.	Tuttle Capital 2X DBMF ETF
12.	T-Rex 2X Long Tesla Daily Target ETF
13.	T-Rex 2X Inverse Tesla Daily Target ETF
14.	T-Rex 2X Long NVIDIA Daily Target ETF
15.	T-Rex 2X Inverse NVIDIA Daily Target ETF
16.	LAFFER|TENGLER Equity Income ETF
17.	REX IncomeMax AMD Strategy ETF
18.	REX IncomeMax AMZN Strategy ETF
19.	REX IncomeMax BABA Strategy ETF
20.	REX IncomeMax BIIB Strategy ETF
21.	REX IncomeMax DIS Strategy ETF
22.	REX IncomeMax EEM Strategy ETF
23.	REX IncomeMax GDXJ Strategy ETF
24.	REX IncomeMax GOOG Strategy ETF
25.	REX IncomeMax META Strategy ETF
26.	REX IncomeMax MSFT Strategy ETF
27.	REX IncomeMax MSTR Strategy ETF
28.	REX IncomeMax PYPL Strategy ETF
29.	REX IncomeMax SLV Strategy ETF
30.	REX IncomeMax SMH Strategy ETF
31.	REX IncomeMax SNOW Strategy ETF
32.	REX IncomeMax TLRY Strategy ETF
33.	REX IncomeMax V Strategy ETF
34.	REX IncomeMax UNG Strategy ETF
35.	REX IncomeMax USO Strategy ETF
36.	REX FANG & Innovation Equity Premium Income ETF
37.	Tuttle Capital Daily 2X Inverse Regional Banks ETF
38.	Tuttle Capital Daily 2X Long AI ETF
39.	Tuttle Capital Daily 2X Inverse AI ETF
40.	Brendan Wood TopGun ETF
41.	IDX Dynamic Innovation ETF
42.	IDX Dynamic Fixed Income ETF
43.	T-Rex 2x Long Apple Daily Target ETF
44.	T-Rex 2x Inverse Apple Daily Target ETF
45.	T-Rex 2x Long Alphabet Daily Target ETF
46.	T-Rex 2x Inverse Alphabet Daily Target ETF
47.	T-Rex 2x Long Microsoft Daily Target ETF
48.	T-Rex 2x Inverse Microsoft Daily Target ETF
49.	TappAlpha SPY Growth & Daily Income ETF

50.	TappAlpha Innovation 100Growth & Daily Income ETF
51.	REX AI Equity Premium Income ETF
52.	Tuttle Capital Shareholders First Index ETF
53.	SMI 3Fourteen Full-Cycle Trend ETF
54.	Tuttle Capital Congressional Trading ETF
55.	T-Rex 2x Long GME Daily Target ETF
56.	T-Rex 2x Long HOOD Daily Target ETF
57.	T-Rex 2x Long DKNG Daily Target ETF
58.	T-Rex 2x Long DJT Daily Target ETF
59.	T-Rex 2x Long MARA Daily Target ETF
60.	T-Rex 2x Inverse MARA Daily Target ETF
61.	T-Rex 2x Inverse RBLX Daily Target ETF
62.	T-Rex 2x Long BULL Daily Target ETF
63.	T-Rex 2x Inverse PLTR Daily Target ETF
64.	T-Rex 2x Long ARM Daily Target ETF
65.	T-Rex 2x Long SHOP Daily Target ETF
66.	T-Rex 2x Inverse SHOP Daily Target ETF
67.	T-Rex 2x Long XXI Daily Target ETF
68.	T-Rex 2x Inverse AMD Daily Target ETF
69.	T-Rex 2x Long NFLX Daily Target ETF
70.	T-Rex 2x Inverse NFLX Daily Target ETF
71.	T-Rex 2x Long CRWV Daily Target ETF
72.	T-Rex 2x Inverse BA Daily Target ETF
73.	T-Rex 2x Long SNOW Daily Target ETF
74.	T-Rex 2x Inverse SNOW Daily Target ETF
75.	T-Rex 2x Long AVGO Daily Target ETF
76.	T-Rex 2x Inverse AVGO Daily Target ETF
77.	T-Rex 2x Long PANW Daily Target ETF
78.	T-Rex 2x Inverse PANW Daily Target ETF
79.	T-Rex 2x Long SMR Daily Target ETF
80.	T-Rex 2x Inverse COIN Daily Target ETF
81.	T-Rex 2x Long TSM Daily Target ETF
82.	T-Rex 2x Inverse TSM Daily Target ETF
83.	T-Rex 2x Long SQ Daily Target ETF
84.	T-Rex 2x Inverse SQ Daily Target ETF
85.	T-Rex 2x Long CRCL Daily Target ETF
86.	T-Rex 2x Long MSTR Daily Target ETF
87.	T-Rex 2x Inverse MSTR Daily Target ETF
88.	Brookmont Catastrophic Bond ETF
89.	Tuttle Capital RSP Option Income Strategy ETF
90.	Tuttle Capital KRE Option Income Strategy ETF
91.	Tuttle Capital IYR Option Income Strategy ETF
92.	Tuttle Capital XLU Option Income Strategy ETF
93.	Tuttle Capital XLE Option Income Strategy ETF
94.	Tuttle Capital XHB Option Income Strategy ETF
95.	Tuttle Capital EEM Option Income Strategy ETF
96.	Tuttle Capital EFA Option Income Strategy ETF
97.	Tuttle Capital XLF Option Income Strategy ETF
98.	Tuttle Capital VTV Option Income Strategy ETF
99.	Tuttle Capital IJH Option Income Strategy ETF
100.	Tuttle Capital XLV Option Income Strategy ETF

101.	Tuttle Capital SMH Option Income Strategy ETF
102.	Tuttle Capital XBI Option Income Strategy ETF
103.	Tuttle Capital XLY Option Income Strategy ETF
104.	REX Crypto Equity Premium Income ETF
105.	Tuttle Capital TSLA Put Write ETF
106.	Tuttle Capital NVDA Put Write ETF
107.	Tuttle Capital MSTR Put Write ETF
108.	Tuttle Capital COIN Put Write ETF
109.	Tuttle Capital QQQ Put Write ETF
110.	SMI 3Fourteen Real Asset Allocation ETF
111.	Tuttle Capital AAPL 0DTE Covered Call ETF
112.	Tuttle Capital GOOG 0DTE Covered Call ETF
113.	Tuttle Capital META 0DTE Covered Call ETF
114.	Tuttle Capital TSLA 0DTE Covered Call ETF
115.	Tuttle Capital NVDA 0DTE Covered Call ETF
116.	Tuttle Capital AMZN 0DTE Covered Call ETF
117.	Tuttle Capital MSFT 0DTE Covered Call ETF
118.	Tuttle Capital MSTR 0DTE Covered Call ETF
119.	Tuttle Capital COIN 0DTE Covered Call ETF
120.	Tuttle Capital IBIT 0DTE Covered Call ETF
121.	Opportunistic Trader ETF
122.	REX Bitcoin Corporate Treasury Convertible Bond ETF
123.	REX-OspreyTM TRUMP ETF
124.	REX-OspreyTM ETH + Staking ETF
125.	REX-OspreyTM BTC ETF
126.	REX-OspreyTM SOL + Staking ETF
127.	REX-OspreyTM XRP ETF
128.	REX-OspreyTM BONK ETF
129.	REX-OspreyTM DOGE ETF
130.	AIM Black Founders ETF
131.	T-REX 2X Long XRP Daily Target ETF
132.	T-REX 2X Long Solana Daily Target ETF
133.	T-REX 2X Long Trump Daily Target ETF
134.	T-REX 2X Long Litecoin Daily Target ETF
135.	T-REX 2X Long DOGE Daily Target ETF
136.	T-REX 2X Long Bonk Daily Target ETF
137.	T-REX 2X Long BNB Daily Target ETF
138.	T-REX 2X Long Cardano Daily Target ETF
139.	T-REX 2X Long Chainlink Daily Target ETF
140.	T-REX 2X Long SUI Daily Target ETF
141.	Tuttle Capital Quantum Computing AI Powered ETF
142.	Tuttle Capital Quantum Computing AI Powered Covered Call ETF
143.	Tuttle Capital UFO Disclosure AI Powered ETF
144.	Tuttle Capital Drone Industry AI Powered ETF
145.	Tuttle Capital AI in Healthcare ETF
146.	Tuttle Capital AI Power Generation ETF
147.	Tuttle Capital Agentic AI ETF
148.	Tuttle Capital DeepSeek Global AI Innovation ETF
149.	Tuttle Capital No Bleed Tail Risk ETF
150.	Hedgeye Quality Growth ETF
151.	Hedgeye Capital Allocation ETF

152.	OTG Latin America ETF
153.	Golden Eagle Dynamic Hypergrowth ETF
154.	T-REX 2X Long BYDDY Daily Target ETF
155.	T-REX 2X Long AVAV Daily Target ETF
156.	T-REX 2X Long AFRM Daily Target ETF
157.	T-REX 2X Long ACHR Daily Target ETF
158.	T-REX 2X Long AUR Daily Target ETF
159.	T-REX 2X Long AXON Daily Target ETF
160.	T-REX 2X Long B Daily Target ETF
161.	T-REX 2X Long BBAI Daily Target ETF
162.	T-REX 2X Long BKNG Daily Target ETF
163.	T-REX 2X Long CVNA Daily Target ETF
164.	T-REX 2X Long CEG Daily Target ETF
165.	T-REX 2X Long DDOG Daily Target ETF
166.	T-REX 2X Long WGS Daily Target ETF
167.	T-REX 2X Long DNA Daily Target ETF
168.	T-REX 2X Long KTOS Daily Target ETF
169.	T-REX 2X Long OKLO Daily Target ETF
170.	T-REX 2X Long QUBT Daily Target ETF
171.	T-REX 2X Long RXRX Daily Target ETF
172.	T-REX 2X Long TEM Daily Target ETF
173.	T-REX 2X Long TTD Daily Target ETF
174.	T-REX 2X Long UPXI Daily Target ETF
175.	T-REX 2X Long UPST Daily Target ETF
176.	T-REX 2X Long SOUN Daily Target ETF
177.	T-REX 2X Long SMLR Daily Target ETF
178.	T-REX 2X Long GLXY Daily Target ETF
179.	T-REX 2X Long DUOL Daily Target ETF
180.	T-REX 2X Long GEV Daily Target ETF
181.	T-REX 2X Long HHH Daily Target ETF
182.	Tuttle Capital 1X Daily Inverse Volatility ETF
183.	Tuttle Capital 2X Daily Inverse Volatility ETF
184.	IDX Alternative FIAT ETF
185.	Applied Finance IVS SMID ETF
186.	Applied Finance IVS International Large ETF
187.	Applied Finance IVS International Small ETF
188.	AQE Core Equity ETF
189.	Hedgeye 130/30 Equity ETF
190.	Hedgeye Fourth Turning ETF
191.	Argent Large Cap Growth ETF
192.	Argent Large Cap Value ETF
193.	Brookmont Dividend Growth ETF
194.	T-REX 2X Long TRON Daily Target ETF
195.	T-REX 2X Long BRR Daily Target ETF
196.	T-REX 2X Long LMND Daily Target ETF
197.	T-REX 2X Long OSCR Daily Target ETF
198.	T-REX 2X Long OUST Daily Target ETF
199.	T-REX 2X Long SPOT Daily Target ETF
200.	T-REX 2X Long SYM Daily Target ETF
201.	T-REX 2X Long RDW Daily Target ETF

202.	T-REX 2X Long UNH Daily Target ETF
203.	T-REX 2X Long VOYG Daily Target ETF
204.	T-REX 2X Long ETOR Daily Target ETF
205.	T-REX 2X Long CHYM Daily Target ETF
206.	T-REX 2X Long BMNR Daily Target ETF
207.	T-REX 2X Long APLD Daily Target ETF
208.	T-REX 2X Inverse CRWV Daily Target ETF
209.	T-REX 2X Inverse CRCL Daily Target ETF
210.	T-REX 2X Long FIG Daily Target ETF
211.	T-REX 2X Long SBET Daily Target ETF
212.	T-REX 2X Inverse FIG Daily Target ETF
213.	T-REX 2X Long FLY Daily Target ETF
214.	T-REX 2X Inverse FLY Daily Target ETF
215.	T-REX 2X Long STUB Daily Target ETF
216.	T-REX 2X Long MP Daily Target ETF
217.	T-REX 2X Long SRPT Daily Target ETF
218.	T-REX 2X Long CIFR Daily Target ETF
219.	T-REX 2X Long ASTS Daily Target ETF
220.	T-REX 2X Long BTBT Daily Target ETF
221.	T-REX 2X Long WULF Daily Target ETF
222.	T-REX 2X Long QS Daily Target ETF
223.	T-REX 2X Long BLSH Daily Target ETF
224.	T-REX 2X Inverse BLSH Daily Target ETF
225.	Tuttle Capital Government Grift ETF
226.	Tuttle Capital Quantum Computing Covered Call ETF
227.	Tuttle Capital Drone Covered Call ETF
228.	Tuttle Capital Space Industry Covered Call ETF
229.	Tuttle Capital AI Infrastructure Covered Call ETF
230.	Tuttle Capital Nuclear Power Covered Call ETF
231.	Tuttle Capital AI Emerging Leaders Covered Call ETF
232.	Tuttle Capital Crypto Treasury Covered Call ETF
233.	Tuttle Capital AI Healthcare Covered Call ETF
234.	Tuttle Capital Agentic AI Covered Call ETF
235.	Tuttle Capital Emerging Markets AI Covered Call ETF
236.	Tuttle Capital Robotics Covered Call ETF
237.	Tuttle Capital 2X Quantum Computing ETF
238.	Tuttle Capital 2X Drone ETF
239.	Tuttle Capital 2X Space Industry ETF
240.	Tuttle Capital 2X AI Infrastructure ETF
241.	Tuttle Capital 2X Nuclear Power ETF
242.	Tuttle Capital 2X Crypto Treasury ETF
243.	Tuttle Capital 2X AI Healthcare ETF
244.	Tuttle Capital 2X Agentic AI ETF
245.	Tuttle Capital 2X Emerging Markets AI ETF
246.	Tuttle Capital 2X Robotics ETF
247.	Tuttle Capital Stablecoin Industry Covered Call ETF

248.	Tuttle Capital 2X Stablecoin Industry ETF
249.	Tuttle Capital Stablecoin Industry Index ETF
250.	Tuttle Capital MicroStrategy Income Blast ETF
251.	Tuttle Capital NVIDIA Income Blast ETF
252.	Tuttle Capital Coinbase Income Blast ETF
253.	Tuttle Capital Tesla Income Blast ETF
254.	Tuttle Capital IBIT Income Blast ETF
255.	Tuttle Capital Magnificent 7 Income Blast ETF
256.	Tuttle Capital Palantir Income Blast ETF
257.	Tuttle Capital Meme Stock Income Blast ETF
258.	Tuttle Capital Ethereum Income Blast ETF
259.	Tuttle Capital Quantum Computing Income Blast ETF
260.	Tuttle Capital Drone Income Blast ETF
261.	Tuttle Capital Space Industry Income Blast ETF
262.	Tuttle Capital AI Infrastructure Income Blast ETF
263.	Tuttle Capital Nuclear Power Income Blast ETF
264.	Tuttle Capital AI Emerging Leaders Income Blast ETF
265.	Tuttle Capital Crypto Treasury Income Blast ETF
266.	Tuttle Capital AI Healthcare Income Blast ETF
267.	Tuttle Capital Agentic AI Income Blast ETF
268.	Tuttle Capital Emerging Markets AI Income Blast ETF
269.	Tuttle Capital Robotics Income Blast ETF
270.	Tuttle Capital HOOD Income Blast ETF
271.	Tuttle Capital Ultra Income Blast ETF
272.	Tuttle Capital SUI Income Blast ETF
273.	Tuttle Capital Bonk Income Blast ETF
274.	Tuttle Capital Litecoin Income Blast ETF
275.	Tuttle Capital UFO Discovery ETF
276.	Tuttle Capital SOL Income Blast ETF
277.	Tuttle Capital XRP Income Blast ETF
278.	Tuttle Capital DOGE Income Blast ETF
279.	Tuttle Capital Cardano Income Blast ETF
280.	Tuttle Capital Chainlink Income Blast ETF
281.	Tuttle Capital BNB Income Blast ETF
282.	Tuttle Capital AVAX Income Blast ETF
283.	Tuttle Capital MSTR Crypto Blast ETF
284.	Tuttle Capital TSLA Crypto Blast ETF
285.	Tuttle Capital HOOD Crypto Blast ETF
286.	Tuttle Capital COIN Crypto Blast ETF
287.	Tuttle Capital NVDA Crypto Blast ETF
288.	Tuttle Capital PLTR Crypto Blast ETF
289.	T-REX 2X Long OPEN Daily Target ETF
290.	T-REX 2X Long MBLY Daily Target ETF
291.	T-REX 2X Long POOL Daily Target ETF
292.	T-REX 2X Long ICLR Daily Target ETF
293.	T-REX 2X Long TMUS Daily Target ETF

294.	T-REX 2X Long VEEV Daily Target ETF
295.	T-REX 2X Long IREN Daily Target ETF
296.	T-REX 2X Long GTLS Daily Target ETF
297.	T-REX 2X Long CLS Daily Target ETF
298.	T-REX 2X Long PTON Daily Target ETF
299.	T-REX 2X Long KSS Daily Target ETF
300.	T-REX 2X Long DNUT Daily Target ETF
301.	T-REX 2X Long GPRO Daily Target ETF
302.	T-REX 2X Long CELH Daily Target ETF
303.	T-REX 2X Long CHWY Daily Target ETF
304.	T-REX 2X Long CAVA Daily Target ETF
305.	T-REX 2X Long ICHR Daily Target ETF
306.	T-REX 2X Long NVTS Daily Target ETF
307.	T-REX 2X Long EOSE Daily Target ETF
308.	T-REX 2X Long ETHZ Daily Target ETF
309.	T-REX 2X Long BNC Daily Target ETF
310.	T-REX 2X Long MEIP Daily Target ETF
311.	T-REX 2X Long EMPD Daily Target ETF
312.	T-REX 2X Long CANG Daily Target ETF
313.	T-REX 2X Long BTDR Daily Target ETF
314.	T-REX 2X Long CORZ Daily Target ETF
315.	T-REX 2X Long KLAR Daily Target ETF
316.	T-REX 2X Long ABTC Daily Target ETF
317.	T-REX 2X Long ASST Daily Target ETF
318.	T-REX 2X Long ETHM Daily Target ETF
319.	T-REX 2X Long SUIG Daily Target ETF
320.	T-REX 2X Long TONX Daily Target ETF
321.	T-REX 2X Long DFDV Daily Target ETF
322.	T-REX 2X Long FIGR Daily Target ETF
323.	T-REX 2X Long FMCC Daily Target ETF
324.	T-REX 2X Long FNMA Daily Target ETF
325.	T-REX 2X Long FORD Daily Target ETF
326.	T-REX 2X Long OCTO Daily Target ETF
327.	T-REX 2X Long VKTX Daily Target ETF
328.	REX-OspreyTM BNB + Staking ETF
329.	REX-OspreyTM TRX + Staking ETF
330.	REX-OspreyTM ADA + Staking ETF
331.	REX-OspreyTM LINK ETF
332.	REX-OspreyTM HYPE + Staking ETF
333.	REX-OspreyTM SUI + Staking ETF
334.	REX-OspreyTM BCH ETF
335.	REX-OspreyTM XLM ETF
336.	REX-OspreyTM AVAX + Staking ETF
337.	REX-OspreyTM HBAR ETF
338.	REX-OspreyTM CRO + Staking ETF
339.	REX-OspreyTM LTC ETF

340.	REX-OspreyTM DOT + Staking ETF
341.	REX-OspreyTM UNI ETF
342.	REX-OspreyTM AAVE ETF
343.	REX-OspreyTM ENA ETF
344.	REX-OspreyTM OKB ETF
345.	REX-OspreyTM TAO + Staking ETF
346.	REX-OspreyTM NEAR + Staking ETF
347.	REX-OspreyTM ATOM + Staking ETF
348.	REX-OspreyTM SEI + Staking ETF
349.	REX-OspreyTM INJ + Staking ETF